SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |_|
Filed by a Party other than the Registrant |X|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_|   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2)
|_|   Definitive Proxy Statement
|X|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                                  AMRESCO, INC.
________________________________________________________________________________
                (Name of Registrant as Specified In Its Charter)

                       FINANCIAL ACQUISITION PARTNERS, LP
________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No Fee Required

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1.    Title of each class of securities to which transaction applies:

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      2.    Aggregate number of securities to which transaction applies:

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      3.    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      4.    Proposed maximum aggregate value transaction:

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      5.    Total fee paid:

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|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

      1.    Amount previously paid:

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      2.    Form, Schedule or Registration Statement No.:

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      3.    Filing Party:

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      4.    Date Filed:

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

 .Return Address
PROXY SERVICES
51 MERCEDES WAY EDGEWOOD, NY 11717
 .Text
May 11, 2001

Dear Fellow AMRESCO Shareholder:

The Annual Meeting is scheduled for this Tuesday, May 15, 2001. Because time is short and your vote is important, we have provided a way to vote by toll-free telephone call. Simply follow the instructions at the end of this letter to ensure that your vote is received in time to be counted at the Annual Meeting.

You should know that Prescott Group Aggressive Small Cap LP, the largest single holder of AMRESCO stock, has told us that they intend to support our slate of three Directors and our proposals to amend the Bylaws at the Meeting.

Unfortunately, AMRESCO management continues to try to gain support by resorting to what we believe are baseless scare tactics and personal smears. DO NOT BE FOOLED BY MANAGEMENT'S DESPERATE, LAST MINUTE TACTICS.

As we have said before, our interests are solely those of shareholders. Our plan is simple: to make money as shareholders by building shareholder value.

If you have already voted a White proxy card, you can still vote for our slate with a toll-free telephone call. Simply follow the instructions below.

If you have any questions, or need any assistance in voting your shares, please call our proxy solicitor, Innisfree M&A Incorporated, toll-free, at 1-888-750-5834.

Thank you for your support

Financial Acquisition Partners, LP

                                  INSTRUCTIONS

1.    Call Toll-Free 1-877-880-9547, anytime, day or night.

2. Tell the operator that you wish to send a collect ProxyGram to ID No. 8182, Financial Acquisition Partners.

3.    State your name, address and telephone number.

4. State the bank or broker at which your shares are held and your control number as shown below:

                     Name:              <NA.1>
                     Broker:            <Broker>
                     Control Number:    <ControlNum>
                     Number of Shares:  <NumShares>

5.    Give the operator your voting preferences, using the proxy text below.

                                  AMRESCO, INC.
                       2001 ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED BY THE FINANCIAL ACQUISITION PARTNERS, LP

The undersigned hereby appoints James R. Arabia and Milan Mandaric and each of them as attorneys and agents with full power of substitution as proxy for the undersigned (the "Proxies") at the 2001 Annual Meeting of Shareholders of AMRESCO, Inc. ("AMRESCO" or the "Company") to be held May 15, 2001 at 9:00 a.m. Central Time on the 16th Floor of the North Tower of the Plaza of the Americas, 700 North Pearl Street, Dallas, Texas, or any postponement, and to vote all shares of common stock of AMRESCO that the undersigned would be entitled to vote if personally present. The undersigned hereby revokes any previous proxies with respect to the matters covered by this proxy.

FINANCIAL PARTNERS RECOMMENDS VOTING FOR MESSRS. MILAN MANDARIC, JAMES R. ARABIA AND FRED MARGOLIN AS CLASS II DIRECTORS and FOR the FIRST BYLAW AMENDMENTS PROPOSAL - relating to Supermajority Votes. FOR the SECOND BYLAW AMENDMENTS PROPOSAL - relating to Director Vacancies, FOR the THIRD BYLAW AMENDMENTS PROPOSAL - relating to Amendment of Bylaws, FOR the FOURTH BYLAW AMENDMENTS PROPOSAL - relating to the Effective Time of Bylaw Amendments and FOR the appointment of Deloitte & Touche LLP as independent accountants for the Company for the year to end December 31, 2001.

                             THIS PROXY IS REVOCABLE

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED HEREIN. WHERE NO VOTING INSTRUCTIONS ARE GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR MILAN MANDARIC, JAMES R. ARABIA AND FRED MARGOLIN AS CLASS II DIRECTORS, FOR the FIRST BYLAW AMENDMENTS PROPOSAL - relating to Supermajority Votes, FOR the SECOND BYLAW AMENDMENTS PROPOSAL - relating to Director Vacancies, FOR the THIRD BYLAW AMENDMENTS PROPOSAL - relating to Amendment of Bylaws, FOR the FOURTH BYLAW AMENDMENTS PROPOSAL - relating to the Effective Time of Bylaw Amendments and FOR the appointment of Deloitte & Touche LLP as the independent accountants for fiscal year 2001.

1.    Election of the following nominees to the Board of Directors:

      Milan Mandaric, James R. Arabria, Fred Margolin

      |_| VOTE FOR ALL             |_| WITHHOLD AUTHORITY TO
          NOMINEES                     VOTE FOR ALL NOMINEES

      INSTRUCTIONS: (TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S) FOR THE BOARD OF DIRECTORS, GIVE THAT NOMINEE(S) NAME TO THE OPERATOR.)

2.    Adoption of the FIRST BYLAW AMENDMENTS PROPOSAL - the Supermajority Bylaw

      |_| FOR             |_| AGAINST           |_| ABSTAIN

3.    Adoption of the SECOND BYLAW AMENDMENTS PROPOSAL - the Director Vacancy
      Bylaw

      |_| FOR             |_| AGAINST           |_| ABSTAIN

4.    Adoption of the THIRD BYLAW AMENDMENTS PROPOSAL - the Amendment of Bylaws
      Bylaw

      |_| FOR             |_| AGAINST           |_| ABSTAIN

5.    Adoption of the FOURTH BYLAW AMENDMENTS PROPOSAL - the Effective Time
      Bylaw

      |_| FOR             |_| AGAINST           |_| ABSTAIN

6. Voting on the appointment of Deloitte & Touche LLP as the independent accountants for the Company for the fiscal year to end December 31, 2001.

      |_| FOR             |_| AGAINST           |_| ABSTAIN

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any postponement, about which the shareholders were not made aware within a reasonable time before this solicitation.

Please give name to operators exactly as your name appears. When shares are held by joint tenants, both should sign. When signing as attorney-in-fact, executor, administrator, trustee, guardian, corporate officer or partner, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.